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                                                                  Exhibit 10.4


                                                                  EXECUTION COPY



                        ALLIED WASTE NORTH AMERICA, INC.


                 EACH ENTITY LISTED ON SCHEDULE A, AS GUARANTORS


               $225,000,000 7 3/8% Series A Senior Notes due 2004


               $600,000,000 7 5/8% Series A Senior Notes due 2006


               $875,000,000 7 7/8% Series A Senior Notes due 2009


                               Purchase Agreement


                                December 14, 1998


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION


                              GOLDMAN, SACHS & CO.

                     CREDIT SUISSE FIRST BOSTON CORPORATION

               MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

                        MORGAN STANLEY & CO. INCORPORATED

                            BEAR, STEARNS & CO. INC.

                           BT ALEX. BROWN INCORPORATED

                             CIBC OPPENHEIMER CORP.

                            SALOMON SMITH BARNEY INC.
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               $225,000,000 7 3/8% SERIES A SENIOR NOTES DUE 2004

               $600,000,000 7 5/8% SERIES A SENIOR NOTES DUE 2006

               $875,000,000 7 7/8% SERIES A SENIOR NOTES DUE 2009

                       OF ALLIED WASTE NORTH AMERICA, INC.

                               PURCHASE AGREEMENT


DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
CIBC OPPENHEIMER CORP.
SALOMON SMITH BARNEY INC.
c/o Donaldson, Lufkin & Jenrette
277 Park Avenue
New York, New York 10172

Dear Sirs:

     Allied Waste North America, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated, CIBC Oppenheimer Corp. and Salomon Smith Barney Inc. (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") $225,000,000 in principal amount of its 7 3/8% Series A Senior Notes due 2004 (the "FIVE YEAR SERIES A NOTES"), $600,000,000 in principal amount of its 7 5/8% Series A Senior Notes due 2006 (the "SEVEN YEAR SERIES A NOTES"), and $875,000,000 in principal amount of its
7 7/8% Series A Senior Notes due 2009 (the "TEN YEAR SERIES A NOTES", and, together with the Five Year Series A Notes and the Seven Year Series A Notes (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Five Year Series A Notes are to be issued pursuant to a Series Supplement (the "FIVE YEAR SERIES A SUPPLEMENT") to an indenture (the "BASE INDENTURE") among the Company, the Guarantors (as defined below) and U.S. Bank and Trust, N.A. (the "TRUSTEE"). The Seven Year Series A Notes are to be issued pursuant to the provisions of a Series Supplement (the "SEVEN YEAR SERIES A SUPPLEMENT") to the Base Indenture, to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and
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the Trustee. The Ten Year Series A Notes are to be issued pursuant to the provisions of a Series Supplement to the Base Indenture (the "TEN YEAR SERIES A SUPPLEMENT" and, collectively with the Five Year Series A Supplement, the Seven Year Series A Supplement and the Base Indenture the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and the Trustee. The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "GUARANTEES") by each of the entities listed on Schedule A, hereto (each, a "GUARANTOR" and collectively the "GUARANTORS").

     1. OFFERING MEMORANDUM. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated December 4, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated December 14, 1998 (the "OFFERING MEMORANDUM"), relating to the Series A Notes and the Guarantees.

     Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indentures, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (the "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
     HOLDER:

          (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A under the Act)(a "QIB"), (ii) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (as defined in Rule 501(A)(1), (2), (3) OR (7) of Regulation D under the Act (an "IAI"),

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (the form of which can be


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          obtained from the Trustee) AND, IF SUCH TRANSFER IS IN RESPECT OF AN
          AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

     2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, (i) the principal amounts of Five Year Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 97.753% of the principal amount thereof (the "FIVE YEAR PURCHASE PRICE"), (ii) the principal amounts of Seven Year Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 97.900% of the principal amount thereof (the "SEVEN YEAR PURCHASE PRICE") and (iii) the principal amounts of Ten Year Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 97.726% of the principal amount thereof (the "TEN YEAR PURCHASE PRICE", and, together with the Five Year Purchase Price and the Seven Year Purchase Price, the "PURCHASE PRICE").

     3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer (i) the Five Year Series A Notes to Eligible Purchasers initially at a price equal to 99.853% of the principal amount thereof, (ii) the Seven Year Series A Notes to Eligible Purchasers initially at a price equal to 100.00% of the principal amount thereof and (iii) the Ten Year Series A Notes to


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Eligible Purchasers initially at a price equal to 99.826% of the principal amount thereof. Such prices may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreements (the "REGISTRATION RIGHTS AGREEMENTS"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreements). Pursuant to the Registration Rights Agreements, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "FIVE YEAR SERIES B NOTE EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 7 3/8% Series B Senior Notes due 2004 (the "FIVE YEAR SERIES B NOTES"), to be offered in exchange for the Five Year Series A Notes (such offer to exchange being referred to as the "FIVE YEAR SERIES B EXCHANGE OFFER") and the Guarantees thereof, (ii) a registration statement under the Act (the "SEVEN YEAR SERIES B NOTE EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 7 5/8% Series B Senior Notes due 2006 (the "SEVEN YEAR SERIES B NOTES"), to be offered in exchange for the Seven Year Series A Notes (such offer to exchange being referred to as the "SEVEN YEAR SERIES B EXCHANGE OFFER") and the Guarantees thereof, (iii) a registration statement under the Act (the "TEN YEAR SERIES B NOTE EXCHANGE OFFER REGISTRATION STATEMENT"), and together with the Seven Year Series B Note Exchange Offer Registration Statement, the "EXCHANGE OFFER REGISTRATION STATEMENTS") relating to the Company's 7 7/8% Series B Senior Notes due 2009 (the "TEN YEAR SERIES B NOTES", and together with the Five Year Series B Notes and the Seven Year Series B Notes, the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "TEN YEAR SERIES B NOTE EXCHANGE OFFER"), and the Guarantees thereof and, if required (iv) a shelf registration statement for each series of Series A Notes pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENTS" and, together with the Exchange Offer Registration Statements, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreements and to consummate the Exchange Offers. This Agreement, the Indenture, the Notes, the Guarantees and the Registration Rights Agreements are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

     4.   DELIVERY AND PAYMENT.

          (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Latham & Watkins or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on December 23, 1998 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "CLOSING DATE."

          (b) One or more of each series of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company


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("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "GLOBAL NOTES"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

               (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

               (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the reasonable request of any of the Initial


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Purchasers, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

               (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

               (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

               (g) So long as any of the Series A Notes remain outstanding and during any period prior to the completion of the Exchange Offers in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.


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               (h)  Whether or not the transactions contemplated in this
Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the reasonable fees and disbursements of the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offers and any Registration Statement, as set forth in the Registration Rights Agreements, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as specifically provided in this Section, and Sections 8 and 11 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Series A Notes by them, and any advertising expenses connected with any offers they may make.

               (i) To use its best efforts to effect the inclusion of each series of Series A Notes in PORTAL and to maintain the listing of each series of Series A Notes on PORTAL for so long as such series of Series A Notes are outstanding.

               (j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.


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               (k)  During the period beginning on the date hereof and
continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

               (l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

               (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.

               (n) To cause each Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with such Exchange Offer.

               (o) To comply with all of its agreements set forth in the Registration Rights Agreements.

               (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

     6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchaser that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.


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               (b)  Each of Allied Waste Industries Inc. ("ALLIED") and its
subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

               (c) All outstanding shares of capital stock of Allied and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

               (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of Allied. All of the outstanding shares of capital stock of each of the subsidiaries of Allied have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied , directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), except as otherwise disclosed in the Offering Memorandum and except as to such Liens which could not reasonably be expected to have a Material Adverse Effect, and each Subsidiary of the Company other than Allied Insurance will be a "RESTRICTED SUBSIDIARY" within the meaning of the Indenture.

               (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

               (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

               (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes


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have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

               (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offers and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity).

               (i) The Guarantee to be endorsed on each issue of the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Guarantees to be endorsed on each issue of the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

               (j) The Guarantee to be endorsed on each issue of the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed on each issue of the Series B Notes will conform in all material respects to the description thereof in the Offering Memorandum.

               (k) Each of the Registration Rights Agreements has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When each of the Registration Rights Agreements has been duly executed and delivered, such Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (iii) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy. On the Closing Date, each of the Registration Rights Agreements will conform in all material respects to the description thereof in the Offering Memorandum.

               (l) Neither Allied nor any of its subsidiaries is (x) in violation of its respective charter or by-laws or (y) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, which violation or default, in the case of this clause (y), could reasonably be expected to have a Material Adverse Effect.

               (m) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby, thereby and by the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Allied or any of its subsidiaries, (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, or, in the case of this clause (iii), which violation or default could reasonably be expected to have a Material Adverse Effect, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Allied, any of its subsidiaries or their respective property, (v) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound which Lien could reasonably be expected to have a Material Adverse Effect, or (vi) result in the termination, suspension or revocation of any Authorization (as defined below) of Allied or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization which termination, suspension or revocation could reasonably be expected to have a Material Adverse Effect.

               (n) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (o) Except as set forth in the Offering Memorandum, neither Allied nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

               (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

               (q) Each of Allied and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

               (r) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act.

               (s) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Allied and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (t) The pro forma financial data included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of Allied and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum.

               (u) Neither Allied nor the Company is, and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, neither of them will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

               (v) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.

               (w) Neither Allied nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (x) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

               (y) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

               (z) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

               (aa) To the knowledge of the Company, when each issue of the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither issue of the Series A Notes nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

               (bb) To the knowledge of the Company, no form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as either issue of the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (cc) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

               (dd) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

               (ee) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions (it being understood that no representation is made as to the actions of the Initial Purchasers).

               (ff) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act (it being understood that no representation is made as to the actions of the Initial Purchasers).

               (gg) No registration under the Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

               (hh) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

               (ii) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

               (jj) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Guarantees, or suspends the sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e).

     The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

          (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which is substantially the same as Annex A to the Offering Memorandum) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

          (f) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

"The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (g) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

          (h) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (i) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

     Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

     8.   INDEMNIFICATION.

          (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser provided that the indemnification contained in this paragraph (a) shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) with respect to any preliminary Offering Memorandum on account of any such loss, claim, damage, liability or expense arising from the sale of the Series A Notes by the Initial Purchasers to any person if a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) shall not have been delivered or sent to such person and each untrue statement of a material fact contained in, and each omission or alleged omission of a material fact from, such Preliminary Offering Memorandum was corrected in the Final Offering Memorandum (as so amended or supplemented) and it shall have been determined that any Initial Purchaser and each person, if any, who controls such Initial Purchaser would not have incurred such losses, claims, damages, liabilities and expenses had the Final Offering Memorandum been delivered or sent.

          (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be obligated to indemnify and hold harmless any indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected without the indemnified party's written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended negative change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(y), 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company and the Guarantors, to the effect set forth on Exhibit A attached hereto and an opinion of Steven Helm, Vice President and General Counsel of the Company to the effect set forth on Exhibit B attached hereto. In addition, you shall have received opinions (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of counsel to the Company and the Guarantors (satisfactory to you and counsel for the Initial Purchasers) as to such matters as you may reasonably request with respect to Guarantors organized outside the states of New York and Delaware which are identified as Significant Subsidiaries (within the meaning of Rule1-02 of Regulation 5-X under the Act) in an officer's certificate addressed to you and dated the Closing Date.

     The opinion of Fried, Frank, Harris, Shriver & Jacobson described in
Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (h) Each issue of the Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture, including all supplements thereto relating to the Series A Notes, which shall have been entered into by the Company, the Guarantors and the Trustee.

          (j) The Company and the Guarantors shall have executed each Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

          (k) The Company's tender offer for its 10.25% Senior Subordinated Notes due 2006 and its 11.30 Senior Discount Notes due 2007 (the "Tender Offer") shall have been consummated on the terms and conditions set forth in the Company's Offer to Purchase dated November 24, 1998.

          (l) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

     10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in

Schedule C bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

     11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 15880 N. Greenway - Hayden Loop, Suite 1001, Scottsdale, AZ 85260, (602) 423-2946 and (ii) if to the Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations and warranties of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company and the Guarantors shall be liable for all expenses which they have agreed to pay pursuant to Section 5(i) hereof. The Company and each

Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                              Very truly yours,

                              ALLIED WASTE NORTH AMERICA, INC.


                              By:   /s/ G. Thomas Rochford, Jr.
                                 -----------------------------------------------
                                 Name:  G. Thomas Rochford, Jr.
                                 Title: Treasurer



                              ALLIED WASTE INDUSTRIES, INC.


                              By:   /s/ G. Thomas Rochford, Jr.
                                 -----------------------------------------------
                                 Name:  G. Thomas Rochford, Jr.
                                 Title: Treasurer



                              EACH ENTITY LISTED ON SCHEDULE A,
                              as Guarantors


                              By:   /s/ G. Thomas Rochford, Jr.
                                 -----------------------------------------------
                                 Name:  G. Thomas Rochford, Jr.
                                 Title: Treasurer


The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written by Donaldson, Lufkin & Jenrette Securities Corporation on behalf of the
Initial Purchasers.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:    /s/ William J. R. Wilson
   -----------------------------------------------
   Name:   William J. R. Wilson
   Title:  Vice President

                                   SCHEDULE A

                                   GUARANTORS


                                Parent Guarantor

NAME OF PARENT GUARANTOR                                     STATE OF ORGANIZATION
----------------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc.                                Delaware


                              Subsidiary Guarantors

NAME OF SUBSIDIARY GUARANTOR                                                  STATE OF ORGANIZATION
----------------------------------------------------------------------------------------------------------------------
A-1 Service, Inc.                                                             Iowa
Aaro Waste Paper Company                                                      Michigan
AAWI, Inc.                                                                    Texas
Able Sanitation, Inc.                                                         Michigan
Adrian Landfill, Inc.                                                         Michigan
ADS, Inc.                                                                     Oklahoma
ADS of Illinois, Inc.                                                         Illinois
Affordable Dumpsters, Inc                                                     Illinois
Alabama Recycling Services, Inc.                                              Alabama
Alaska Street Associates, Inc.                                                Washington
Allied Acquisition Pennsylvania, Inc.                                         Pennsylvania
Allied Acquisition Two, Inc.                                                  Massachusetts
Allied Cartage, Inc.                                                          Massachusetts
Allied Gas Recovery Systems, L.L.C.*                                          Delaware
Allied Nova Scotia, Inc.*                                                     Delaware
Allied Services, LLC*                                                         Delaware
Allied Waste Company, Inc.*                                                   Delaware
Allied Waste Industries (Arizona), Inc.                                       Arizona
Allied Waste Industries of New York, Inc.*                                    New York
Allied Waste Landfill Holdings, Inc.*                                         Delaware
Allied Waste of California, Inc.                                              California
Allied Waste of Long Island, Inc.*                                            New York
Allied Waste of New Jersey, LLC*                                              Delaware
Allied Waste Rural Sanitation, Inc.*                                          Delaware
Allied Waste Services, Inc.                                                   Massachusetts
Allied Waste Systems, Inc.*                                                   Delaware
Allied Waste Systems, Inc.                                                    Ohio
Allied Waste Systems Holdings, Inc.*                                          Delaware
Allied Waste Transportation, Inc.*                                            Delaware
Americal Co.                                                                  Michigan
American Disposal Services, Inc.*                                             Delaware
American Disposal Services of Illinois, Inc.*                                 Delaware
American Disposal Services of Kansas, Inc.                                    Kansas
American Disposal Services of Missouri, Inc.                                  Oklahoma
American Disposal Services of New Jersey, Inc.*                               Delaware

American Disposal Services of West Virginia, Inc.*                            Delaware
American Disposal Transfer Services of Illinois, Inc.*                        Delaware
American Transfer Company, Inc.*                                              New York
Anderson Regional Landfill, LLC*                                              Delaware
Anson County Landfill NC, LLC*                                                Delaware
Apache Junction Landfill Corporation                                          Arizona
Area Disposal, Inc.                                                           Illinois
Autoshred, Inc.                                                               Missouri
AWIN I Acquisition Corporation*                                               Delaware
AWIN Leasing Company, Inc.*                                                   Delaware
AWIN Management, Inc.*                                                        Delaware
B & L Waste Handling, Inc.                                                    Rhode Island
Bellville Landfill, Inc.                                                      Missouri
Better Disposal Services, Inc.                                                Nebraska
Borrego Landfill, Inc.                                                        California
Bowers Phase II, Inc.                                                         Ohio
Brickyard Disposal & Recycling, Inc.                                          Illinois
Bridgeton Landfill, LLC*                                                      Delaware
Brunswick Waste Management Facility, LLC*                                     Delaware
Butler County Landfill, LLC*                                                  Delaware
Camelot Landfill TX, LP*                                                      Delaware
CC Landfill, Inc.*                                                            Delaware
CCAI, Inc.                                                                    Washington
CDF Consolidated Corporation                                                  Illinois
Celina Landfill, Inc.                                                         Ohio
Central Sanitary Landfill, Inc.                                               Michigan
Chambers Development of North Carolina, Inc.                                  North Carolina
Champion Recycling, Inc.*                                                     New York
Charter Evaporation Resource Recovery Systems                                 California
Cherokee Run Landfill, Inc.                                                   Ohio
Chicago Disposal, Inc.                                                        Illinois
Citizens Disposal, Inc.                                                       Michigan
City-Star Services, Inc.                                                      Michigan
Clarkston Disposal, Inc.                                                      Michigan
Clinton Disposal Co.                                                          Iowa
Community Refuse Disposal, Inc.                                               Nebraska
Consolidated Processing, Inc.                                                 Illinois
Container Service, Inc.                                                       Missouri
County Disposal, Inc.*                                                        Delaware
County Disposal (Ohio), Inc.*                                                 Delaware
County Landfill, Inc.*                                                        Delaware
County Line Landfill Partnership                                              Indiana
Cousins Carting Corp.*                                                        New York
Crow Landfill TX, LLC*                                                        Delaware
Crow Landfill TX, L.P.*                                                       Delaware

CRX, Inc.                                                                     Nevada
D & D Garage Services, Inc.                                                   Illinois
D & L Disposal, L.L.C.*                                                       Delaware
Delta Container Corporation                                                   California
Delta Paper Stock Co.                                                         California
Denver Regional Landfill, Inc.                                                Colorado
Dinverno, Inc.                                                                Michigan
Dinverno Recycling, Inc.                                                      Michigan
Dopheide Sanitary Service, Inc.                                               Nebraska
Draw Acquisition Company Eighteen*                                            Delaware
Draw Acquisition Company Twenty Two*                                          Delaware
Draw Acquisition Company Twenty Three*                                        Delaware
Draw Enterprises II, Inc.                                                     Illinois
Draw Enterprises Real Estate, Inc.                                            Illinois
Draw Enterprises Real Estate, L.P.                                            Illinois
Duncan Disposal Service, Inc.                                                 Michigan
Eagle Industries Leasing, Inc.                                                Michigan
East Coast Waste Systems, Inc.                                                Massachusetts
ECDC Environmental of Humbolt County, Inc.*                                   Delaware
ECDC Environmental, L.C.                                                      Utah
ECDC Holdings, Inc.*                                                          Delaware
Ellis County Landfill TX, LLC*                                                Delaware
Ellis County Landfill TX, L.P.*                                               Delaware
Ellis Scott Landfill MO, LLC*                                                 Delaware
Elmhurst Disposal Company                                                     Illinois
Enviro Carting Inc.*                                                          New York
Environmental Development Corporation*                                        Delaware
Environmental Reclamation Company                                             Illinois
Enviro Recycling, Inc.*                                                       New York
Envotech-Illinois, L.L.C.*                                                    Delaware
Environtech, Inc.*                                                            Delaware
Evergreen Scavenger Service, Inc.*                                            Delaware
Evergreen Scavenger Service, L.L.C.*                                          Delaware
Fred B. Barbara Trucking Co., Inc.                                            Illinois
Fort Worth Landfill TX, LP*                                                   Delaware
Forward, Inc.                                                                 California
G. Van Dyken Disposal Inc.                                                    Michigan
Garofalo Brothers, Inc.                                                       New Jersey
Garofalo Recycling and Transfer Station Co., Inc.                             New Jersey
Gary Recycling Services, Inc.                                                 Indiana
General Refuse Rolloff Corp.*                                                 Delaware
Georgia Recycling Services, Inc.*                                             Delaware
Golden Eagle Disposals, Inc.*                                                 New York
Golden Waste Disposal, Inc.                                                   Georgia
Great Lakes Disposal Services, Inc.*                                          Delaware

Great Midwestern Recovery Systems, Inc.                                       Illinois
Great Plains Landfill OK, LLC*                                                Delaware
Harland's Sanitary Landfill, Inc.                                             Michigan
Hawkeye Disposal Services, Inc.                                               Iowa
Illiana Disposal Partnership                                                  Indiana
Illinois Bulk Handlers, Inc.                                                  Illinois
Illinois Landfill, Inc.                                                       Illinois
Illinois Recycling Services, Inc.                                             Illinois
Independent Trucking Company                                                  California
Indiana Recycling Service, Incorporated                                       Indiana
Industrial Services of Illinois, Inc.                                         Illinois
Ingrum Waste Disposal, Inc.                                                   Illinois
Jefferson City Landfill, LLC*                                                 Delaware
Joe Di Rese & Sons, Inc.                                                      New Jersey
Key Waste Indiana Partnership                                                 Indiana
Laidlaw Waste Systems (Dallas) Inc.*                                          Delaware
Laidlaw Waste Systems (Kansas City) Inc.                                      Missouri
Laidlaw Waste Systems (Texas) Inc.                                            Texas
Lake Shore Distributions, Inc.                                                Illinois
Lathrop Sunrise Sanitation Corporation                                        California
Lee County Landfill SC, LLC*                                                  Delaware
Lee County Landfill, Inc.                                                     Illinois
Lemons Landfill, LLC*                                                         Delaware
Liberty Waste Holdings, Inc.*                                                 Delaware
Liberty Waste Services Limited, L.L.C.*                                       Delaware
Liberty Waste Services of Illinois, L.L.C.                                    Illinois
Liberty Waste Services of McCook, L.L.C.*                                     Delaware
Loop Express, Inc.                                                            Illinois
Loop Recycling, Inc.                                                          Illinois
Loop Transfer, Incorporated                                                   Illinois
Louis Pinto & Son, Inc., Sanitation Contractors                               New Jersey
Manumit of Florida, Inc.                                                      Florida
Mars Road TX, LP*                                                             Delaware
MCM Sanitation, Inc.*                                                         New York
Medical Disposal Services, Inc.                                               Illinois
Mesquite Landfill TX, LP                                                      Delaware
Metropolitan Disposal, Inc.                                                   Massachusetts
Mississippi Waste Paper Company                                               Mississippi
MJS Associates, Inc.                                                          Washington
Monarch Disposal, Inc.                                                        Illinois
NationsWaste, Inc.*                                                           Delaware
Newton County Landfill Partnership                                            Indiana
Nimishillen Industrial Park, Inc.                                             Ohio
Northeast Landfill, LLC*                                                      Delaware
Northeast Sanitary Landfill, Inc.                                             South Carolina

Northwest Recycling, Inc.                                                     Illinois
Oakland Heights Development, Inc.                                             Michigan
Oklahoma City Landfill, LLC                                                   Oklahoma
Oklahoma Refuse, Inc.                                                         Oklahoma
Organized Sanitary Collectors and Recyclers, Inc.                             Nebraska
Oscar's Collection System of Fremont, Inc.                                    Nebraska
Otay Landfill, Inc.                                                           California
Ottawa County Landfill, Inc.*                                                 Delaware
Packerton Land Company, L.L.C.*                                               Delaware
Packman, Inc.                                                                 Kansas
Palomar Transfer Station, Inc.                                                California
Paper Fibres Company                                                          Washington
Paper Fibers, Inc.                                                            Washington
Pinal County Landfill Corporation                                             Arizona
Pinecrest Landfill OK, LLC*                                                   Delaware
Pine Hill Farms Landfill TX, LP*                                              Delaware
Pittsburg County Landfill, Inc.                                               Oklahoma
Pleasant Oaks Landfill TX, LP*                                                Delaware
Price & Sons Recycling Company                                                Georgia
R. 18, Inc.                                                                   Illinois
Rabanco Intermodal/B.C., Inc.                                                 Washington
Rabanco, Ltd.                                                                 Washington
Rabanco Recycling, Inc.                                                       Washington
Rabanco Regional Landfill Company                                             Washington
Ramona Landfill, Inc.                                                         California
RCS, Inc.                                                                     Illinois
R.C. Miller Enterprises, Inc.                                                 Ohio
R.C. Miller Refuse Service, Inc.                                              Ohio
Recycling Associates, Inc.*                                                   New York
Reliable Rubbish Disposal, Inc.                                               Massachusetts
Resource Recovery, Inc.                                                       Kansas
Ridgeline Trucking, Inc.                                                      Illinois
Ross Bros. Waste & Recycling Co.                                              Ohio
Royal Holdings, Inc.                                                          Michigan
Roxana Landfill, Inc.                                                         Illinois
Rural Sanitation Service, Inc. of North Carolina                              South Carolina
S & L, Inc.                                                                   Washington
S & S Environmental, Inc.                                                     Michigan
S & S Recycling, Inc.                                                         Georgia
San Marcos NCRRF, Inc.                                                        California
Sanitary Disposal Services, Inc.                                              Michigan
Sanitran, Inc.*                                                               New York
Saugus Disposal, Inc.                                                         Massachusetts
Sauk Trail Development, Inc.                                                  Michigan
Selas Enterprises LTD*                                                        New York

Show-Me Landfill, LLC*                                                        Delaware
Shred-All Recycling, Inc.                                                     Illinois
South Chicago Disposal, Inc. of Indiana                                       Indiana
Southeast Landfill, LLC*                                                      Delaware
Southwest Waste, Inc.                                                         Missouri
SSWI, Inc.                                                                    Washington
Standard Disposal Services, Inc.                                              Michigan
Standard Disposal Services of Florida, Inc.                                   Florida
Standard Environmental Services, Inc.                                         Michigan
Standard Waste, Inc.*                                                         Delaware
Stark Recycling Center, Inc.                                                  Ohio
Stewart Trash & Recycling Services, Inc.                                      Missouri
Streator Area Landfill, Inc.                                                  Illinois
Suburban Transfer, Inc.                                                       Illinois
Suburban Warehouse, Inc.                                                      Illinois
Sunrise Sanitation Service, Inc.                                              California
Sunset Disposal, Inc.                                                         Kansas
Sunset Disposal Services, Inc.                                                California
Sycamore Landfill, Inc.                                                       California
Tates Transfer Systems, Inc.                                                  Missouri
T & G Container, Inc.                                                         Indiana
Tom Luciano's Disposal Service, Inc.                                          New Jersey
Top Disposal Service, Inc.                                                    Illinois
Tricil (N.Y.) Inc.*                                                           New York
Tri-State Recycling Services, Inc.                                            Illinois
Tri-State Refuse Equipment Sales & Service, Inc.                              Ohio
Turkey Creek Landfill TX, LP*                                                 Delaware
Turnpike Leasing, Inc.                                                        Massachusetts
United Waste Control Corp.                                                    Washington
United Waste Systems of Central Michigan, Inc.                                Michigan
Upper Rock Island County Landfill, Inc.                                       Illinois
USA Waste of Illinois, Inc.                                                   Illinois
Vining Disposal Service, Inc.                                                 Massachusetts
Vinnie Monte's Waste Systems, Inc.*                                           New York
Waste Associates, Inc.                                                        Washington
Wastehaul, Inc.                                                               Indiana
Waste Reclaiming Services, Inc.                                               Illinois
Wayne County Landfill IL, Inc.*                                               Delaware
WJR Environmental, Inc.                                                       Washington
Williams County Landfill, Inc.                                                Ohio
World Sanitation Corporation*                                                 New York

                                    ANNEX A


                             OFFICER'S CERTIFICATE

                                   SCHEDULE B

                                  SUBSIDIARIES

                                   SCHEDULE C


                                                            Principal Amount of    Principal Amount    Principal Amount of
                                                                 Five Year           of Seven Year      Ten Year Series A
                    Initial Purchaser                          Series A Notes       Series A Notes            Notes
---------------------------------------------------------------------------------------------------------------------------
Donald, Lufkin & Jenrette
   Securities Corporation...............................     $     64,282,500       $    171,420,000    $     249,987,500

Goldman, Sachs & Co.....................................     $     42,862,500       $    114,300,000    $     166,687,500

Credit Suisse First Boston Corporation..................     $     32,152,500       $     85,740,000    $     125,037,500

Merrill Lynch, Pierce Fenner & Smith Incorporated.......     $     32,152,500       $     85,740,000    $     125,037,500

Morgan Stanley & Co. Incorporated.......................     $     10,710,000       $     28,560,000    $      41,650,000

Bear, Stearns & Co. Inc.................................     $     10,710,000       $     28,560,000    $      41,650,000

BT Alex. Brown Incorporated.............................     $     10,710,000       $     28,560,000    $      41,650,000

CIBC Oppenheimer Corp...................................     $     10,710,000       $     28,560,000    $      41,650,000

Salomon Smith Barney, Inc...............................     $     10,710,000       $     28,560,000    $      41,650,000

Total...................................................     $    225,000,000       $    600,000,000    $     875,000,000

                                    EXHIBIT A

           FORM OF OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON

               (i) each of the Company, Allied and its subsidiaries identified on Schedule B attached hereto with an asterisk ("*") (Allied and each other Guarantor, an "IDENTIFIED GUARANTOR"), is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, and in respect of matter of fact upon certificates of officers of the Company or the Identified Guarantors, as the case may be;

               (ii) each issue of the Series A Notes has been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and
          (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (iii) the Guarantees of the Identified Guarantors have been duly authorized and, when each issue of the Series A Notes is executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, each of the Guarantees of the Identified Guarantors endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Identified Guarantors, enforceable in accordance with its terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (iv) Assuming that (A) each of the Guarantors other than the Identified Guarantors (the "Other Guarantors") is a corporation validly existing under the laws of each of the Other Guarantors' respective state of incorporation, (B) each of the Other Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantees and (C) each of the Guarantees of the Other Guarantors has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation, and when each issue of the Series A Notes is executed in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, each of the Guarantees of the Other Guarantors endorsed thereon will be entitled to the benefits of the Indenture and will be a valid and binding obligation of each of the Other Guarantors, enforceable against each of the Other Guarantors in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (v) the Indenture has been duly authorized, executed and delivered by the Company and each Identified Guarantor and is a valid and binding agreement of the Company and each Identified Guarantor, enforceable against the Company and each Identified Guarantor in accordance with its terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (vi) Assuming that (A) each of the Other Guarantors is a corporation validly existing under the laws of each of the Other Guarantors' respective state of incorporation, (B) each of the Other Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and (C) the Indenture has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation, the Indenture constitutes a valid and binding agreement of each of the Other Guarantors, enforceable against each of the Other Guarantors in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Identified Guarantors;

               (viii) Each Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Identified Guarantors and is a valid and binding agreement of the Company and each Identified Guarantor, enforceable against the Company and each Identified Guarantor in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

               (ix) Assuming that (A) each of the Other Guarantors is a corporation validly existing under the laws of each of the Other Guarantors' respective state of incorporation, (B) each of the Other Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreements and (C) each of the Registration Rights Agreements has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation, enforceable against each Other Guarantor in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

               (x) each issue of the Series B Notes has been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, the Registration Rights Agreements and the Exchange Offers, will be valid and binding obligations of the Company, enforceable in accordance with their terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

               (xi) the description under the captions "Description of Notes" and "Certain United States Federal Tax Consequences of an Investment in the Senior Notes" in the Offering Memorandum, insofar as such description constitutes a summary of the legal matters or documents referred to therein, fairly summarizes the matters referred to therein;

              (xii) the issue and sale of the Notes and the compliance by the Company and each of the Guarantors with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (except as described in the Offering Memorandum under the caption "Summary--Tender Offers" relating to the receipt of consents of lenders to the Senior Credit Facility and the pending repayment (including the consent payment) of the Discount Notes and AWNA Notes (as defined therein) as described in "Use of Proceeds", the caption "Description of Notes-Mergers, Consolidations and Certain Sales of Assets" and "Risk Factors--Potential Inability to Effect Change of Control Repurchases") conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which Allied or any of its subsidiaries is party or by which Allied or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (this opinion being limited to (x) those agreements which have been identified to us in an Officer's Certificate of the Company as being the agreements to which the Company, Allied or any of the Company's subsidiaries is party, or to which any of their respective businesses or assets is subject, that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express any opinion with respect to any such conflict, breach or violation not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement not so identified or arising under or based upon any covenant of a financial or numerical nature or requiring computations) nor will such actions result in any violation of the provisions of (a) the Certificate of Incorporation or By-laws of Allied or the Company and any Identified Guarantor, (b) any statute, rule or regulation of any governmental agency or authority of the United States or of the State of New York or under the Delaware General Corporation Law (the "DGCL"), and (c) any order of any court binding upon the Company or any of its subsidiaries (this opinion being limited to (x) those orders, judgments and decrees which have been identified to us in an Officer's Certificate of the Company as being all of the orders, judgments and decrees that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express an opinion with respect to any such violation not readily ascertainable from the face of any such court order); nor will such actions require any consent, approval authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the states);

               (xiii) Neither the Company nor any Identified Guarantor is and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xiv) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

               (xv) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser,
          (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(dd), (ee) and (ff) of this Agreement; and

               (xvi) such counsel shall state that in the course of the preparation by the Company of the Offering Memorandum, it participated in conferences with certain of the officers and representatives of, and the independent public accountants for, Allied and the Company, at which the contents of the Offering Memorandum were discussed. Between the date of the Offering Memorandum and the time of delivery of this opinion, such counsel shall also state that it participated in additional conferences with certain of the officers and representatives of, and independent public accountants for, Allied and the Company at which the contents of the Offering Memorandum were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the process, such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, except to the extent provided in paragraph (xi) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to therein, including information obtained from officers and other representatives of, and the independent public accountants for the Company, no facts have come to such counsel's attention that cause them to believe that the

          Offering Memorandum, as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the proceedings described in the second sentence of this paragraph that cause them to believe that the Offering Memorandum, as of the date and time of delivery of the opinion, contains an untrue statement or a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need not express any view or belief, however, with respect to financial statements, the notes or schedules thereto, pro forma data or other financial information included in or omitted from the Offering Memorandum.

                                    EXHIBIT B

                      FORM OF OPINION OF STEVEN HELM, ESQ.

               (i) each of the Company and the Identified Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (ii) all the outstanding shares of capital stock of Allied have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

               (iii) all of the outstanding shares of capital stock of each of Allied's Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Act) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, free and clear of any Lien except as otherwise disclosed in the Offering Memorandum;

               (iv) to the best of such counsel's knowledge, after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (v) to the best of such counsel's knowledge, neither Allied nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

               (vi) to the best of such counsel's knowledge, each of Allied and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect; and

               (vii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.


                                      B-2